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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): June 8, 2004


                               IndyMac ABS, Inc.
            (Exact name of registrant as specified in its charter)


           Delaware                  333-47158                 95-4685267
----------------------------        ------------           -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)


     155 North Lake Avenue
      Pasadena, California                                       91107
    ------------------------                                 -------------
     (Address of Principal                                    (Zip Code)
       Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300
                                                          --------------


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Item 5.  Other Events.
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         Filing of Certain Materials
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         In connection with the issuance of IndyMac ABS, Inc.'s Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A (the
"Certificates"), IndyMac ABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.























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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 7, 2004 and prospectus supplement dated June 7, 2004, of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDYMAC ABS, INC.



                                               By: /s/ Victor Woodworth
                                                   ---------------------------
                                                     Name:  Victor Woodworth
                                                     Title:  Vice President



     Dated:  June 8, 2004

     Exhibit Index

     Exhibit                                                             Page
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     8.1     Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters      5